Exhibit 32.1

Certification of the Chief Executive Officer of Acology, Inc. pursuant to Section 906 of the Sarbanes Oxley Act of 2002

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Acology, Inc. (the “Company”) for the fiscal quarter ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Curtis Fairbrother, Chief Executive Officer of Acology, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)            the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)            the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 11, 2017

/s/ Curtis Fairbrother
Curtis Fairbrother
Chief Executive Officer, Principal Accounting Officer